UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

 June 26, 2026 (June 23, 2026)

SURO CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Maryland	1-35156	27-4443543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

640 Fifth Avenue

12th Floor

New York, NY 10019

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 235-4769

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	SSSS	Nasdaq Global Select Market
6.00% Notes due 2026	SSSSL	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Articles of Amendment

On June 23, 2026, SuRo Capital Corp. (the “Company”) filed Articles of Amendment (the “Articles of Amendment”) to its Articles of Amendment and Restatement, as amended (the “Charter”), with the Maryland State Department of Assessments and Taxation. The Articles of Amendment will become effective on July 1, 2026, at which time the Company will change its name to “Neostellar Capital Corp.” (the “Name Change”). In accordance with the Maryland General Corporation Law (the “MGCL”) and the Charter, the Company’s board of directors (the “Board of Directors”) approved the Name Change and the Articles of Amendment. Stockholder approval was not required.

Trading Symbol

In connection with the Name Change, beginning on or about July 1, 2026, the trading symbols for the Company’s common stock (the “Common Stock”) and the Company’s 6.00% Notes due 2026 (the “2026 Notes”) on the Nasdaq Global Select Market will change from “SSSS” to “NSLR” and from “SSSSL” to “NSLRL,” respectively.

Third Amended and Restated Bylaws

Effective July 1, 2026, the Company will amend and restate its Second Amended and Restated Bylaws to reflect the Name Change (the “Third Amended and Restated Bylaws”). In accordance with the MGCL and the Company’s Second Amended and Restated Bylaws, the Board of Directors approved the Third Amended and Restated Bylaws. Other than changes to reflect the Name Change, the Third Amended and Restated Bylaws do not amend any provision of the Company’s Second Amended and Restated Bylaws. Stockholder approval was not required.

The foregoing descriptions of the Articles of Amendment and the Third Amended and Restated Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Articles of Amendment and the Third Amended and Restated Bylaws, which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Articles of Amendment
3.2	Third Amended and Restated Bylaws
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2026	SURO CAPITAL CORP.

	By:	/s/ Allison Green
Allison Green Chief Financial Officer, Treasurer and Corporate Secretary